UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 15, 2010
BRIGHTPOINT, INC.

(Exact name of registrant as specified in its charter)

Indiana	1-12845	35-1778566

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7635 Interactive Way, Suite 200, Indianapolis, Indiana	46278

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (317) 707-2355

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure.
On November 16, 2010, Brightpoint, Inc. (the “Company”) will participate in the Citi 7th Annual U.S. Small/Mid Cap Conference (the “Citi Conference”) in Las Vegas, Nevada. Additionally, on November 16, 2010 the Company will participate in the Merriman Capital Investor Summit 2010 (the “Merriman Conference”) in New York, New York. Certain senior executives of the Company will conduct one-on-one sessions with financial analysts and investors at both the Citi Conference and the Merriman Conference.
The Company’s presentations at both the Citi Conference and the Merriman Conference will be webcast live and will be accessible online through the Investor Relations section of the Brightpoint, Inc. website located at www.brightpoint.com. Audio archives of the webcast will be available for approximately 90 days following the live presentation.
Copies of the two presentation slide decks that will be used at both the Citi and Merriman Conferences are currently available on the Company’s website, www.brightpoint.com, at the Investor Relations section.
Copies of the presentation slide decks are also attached hereto as Exhibit 99.1 and Exhibit 99.2. One set of investor presentation slides (Exhibit 99.1) includes financial information not prepared in accordance with generally accepted accounting principles (“Non-GAAP Financial Measures”). Exhibit 99.1 contains a reconciliation of the Non-GAAP Financial Measures included in the slides to financial information prepared in accordance with generally accepted accounting principles (“GAAP”), as required by Regulation G. The Company believes that the Non-GAAP Financial Measures provide investors the ability to better evaluate financial performance.
The information furnished pursuant to Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.
The furnishing of the information under Item 7.01 in this Current Report on Form 8-K is not intended to, and does not, constitute a determination or admission by the Company (i) that the furnishing of the information in this Item 7.01 is required by Regulation FD, (ii) that the information under Item 7.01 in this Current Report on Form 8-K is material or complete, or (iii) that investors should consider this information before making an investment decision with respect to any security of the Company.
This Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the federal securities laws. It should be read in conjunction with the ‘Safe Harbor Statement’ contained in the presentation material and the risk factors included in the Company’s periodic reports filed with the Securities and Exchange Commission, that discuss important factors that could cause the Company’s results to differ materially from those anticipated in such forward-looking statements.
Use of our Website to Distribute Material Company Information
Our company website address is www.brightpoint.com, which we use as a channel of distribution for important company information. Important information, including press releases, analyst presentations and financial information regarding our company is routinely posted on and accessible on the “Investor Relations” subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page.

ITEM 9.01. Financial Statements and Exhibits.
Exhibits. The following exhibits are furnished herewith:

Exhibit No.	Description
99.1	Brightpoint, Inc. Presentation at the Citi Conference and Merriman Conference

99.2	Brightpoint, Inc. Presentation at the Citi Conference and Merriman Conference
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRIGHTPOINT, INC. (Registrant)
By:	/s/ Anthony W. Boor
Anthony W. Boor
Executive Vice President, Chief Financial Officer and Treasurer

Date: November 15, 2010